EXHIBIT 99


                                          FleetBoston Financial
                                      Consolidated Income Statements
                                             ($ in millions)


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
                                                            Three Months Ended           Six Months Ended
                                                           June 30,      June 30,      June 30,     June 30,
                                                             2001          2000         2001         2000

Net interest income (FTE)                                 $ 1,918        $ 2,041     $ 3,853      $ 4,107
Noninterest income:
     Banking fees and commissions                             406            403         796          808
     Investment services revenue                              363            450         751          976
     Credit card revenue                                      162            177         327          343
     Capital markets revenue                                 (100)           820          (6)       1,880
     Business sale and divestiture gains                      263            313         409          679
     Other                                                    232            304         573          601
        Noninterest income                                  1,326          2,467       2,850        5,287

Revenue                                                     3,244          4,508       6,703        9,394

Noninterest expense:
     Employee compensation and benefits                       979          1,270       2,020        2,796
     Occupancy                                                145            152         295          316
     Equipment                                                133            145         269          309
     Intangible asset amortization                             98             97         198          194
     Merger charges and loss on Fleet Mortgage                194             87       1,053          187
     Other                                                    510            715       1,076        1,409
        Noninterest expense                                 2,059          2,466       4,911        5,211

Earnings before provision and income taxes                  1,185          2,042       1,792        4,183
Provision for credit losses                                   315            335         630          655
Income taxes and tax-equivalent adjustment                    339            736         490        1,481
Net income                                                  $ 531          $ 971       $ 672      $ 2,047


Diluted earnings per share - operating                      $ .48          $ .80      $ 1.26       $ 1.64
Diluted earnings per share - reported                         .48            .87         .60         1.84
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                             FleetBoston Financial
                          Consolidated Balance Sheets
                                ($ in millions)



                                                       June 30,        June 30,
                                                         2001            2000
ASSETS:
Cash and equivalents                                   $ 19,580        $ 13,562
Securities                                               24,587          34,103
Trading assets                                            5,261           8,225
Loans and leases                                        129,066         137,473
Reserve for credit losses                                (2,746)         (2,806)
Due from brokers/dealers                                  4,701           3,159
Mortgages held for resale                                   690           1,138
Other assets                                             20,961          25,279
Total assets                                          $ 202,100       $ 220,133


LIABILITIES:
Deposits                                              $ 124,803       $ 130,897
Short-term borrowings                                    15,395          21,461
Due to brokers/dealers                                    4,479           4,776
Long-term debt                                           27,816          31,350
Trading liabilities                                       1,858           3,478
Other liabilities                                         8,473          10,062
Total liabilities                                       182,824         202,024


STOCKHOLDERS' EQUITY:
Preferred stock                                             328             566
Common stock                                             18,948          17,543
Total stockholders' equity                               19,276          18,109
Total liabilities and stockholders' equity            $ 202,100       $ 220,133

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                                             FleetBoston Financial
                                             Financial Highlights


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
                                                            Three Months Ended             Six Months Ended
                                                         June 30,        June 30,       June 30,       June 30,
                                                           2001            2000           2001           2000

For the Period ($ in millions)
Net Income - reported                                     $ 531           $ 971          $ 672         $ 2,047
Net Income - operating                                      531             896          1,400           1,823
Revenue                                                   3,244           4,508          6,703           9,394
Total Expense                                             2,059           2,466          4,911           5,211
Provision for Credit Losses                                 315             335            630             655

Per Common Share
Earnings per share - reported                             $ .48           $ .87          $ .60          $ 1.84
Earnings per share - operating                              .48             .80           1.26            1.64
Cash earnings per share                                     .54             .93            .73            1.97
Cash dividends declared                                     .33             .30            .66             .60
Book value (period-end)                                   17.47           16.25          17.47           16.25

At Period-End ($ in billions)
Assets                                                  $ 202.1         $ 220.1        $ 202.1         $ 220.1
Loans                                                     129.1           137.5          129.1           137.5
Deposits                                                  124.8           130.9          124.8           130.9
Total stockholders' equity                                 19.3            18.1           19.3            18.1

Ratios
Return on average assets                                   1.01            1.74            .64            1.80
Return on common equity                                   11.05           22.48           6.94           23.90
Net interest margin                                        4.25            4.29           4.24            4.21
Efficiency ratio                                           63.5            54.7           73.3            55.5
Total equity/assets (period-end)                            9.5             8.2            9.5             8.2
Tangible common equity/assets                               7.4             6.1            7.4             6.1
Tier 1 risk-based capital ratio                             8.5             7.6            8.5             7.6
Total risk-based capital ratio                             12.3            11.5           12.3            11.5

Asset Quality ($ in millions)
Nonperforming assets                                    $ 1,394         $ 1,117        $ 1,394         $ 1,117
Reserve for credit losses                                 2,746           2,806          2,746           2,806
Nonperforming assets as a % of loans                       1.08             .81           1.08             .81
Reserve for credit losses to period-end loans              2.13            2.04           2.13            2.04
Reserve for credit losses to nonperforming loans            202             264            202             264
Net charge-offs/average loans                               .99             .88            .90             .85

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